Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.23
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FIRST AMENDMENT TO
PRIVATE LABEL BANKING PROGRAM AGREEMENT

This FIRST AMENDMENT TO THE PRIVATE LABEL BANKING PROGRAM
AGREEMENT, dated as of September 30, 2017 (the "First Amendment Effective Date"), is by and between T-MOBILE USA, INC., a corporation organized and existing under the laws of Delaware, with offices located at 12920 SE 38th Street, Bellevue, Washington 98006-1250 ("Company"), and CUSTOMERS BANK, a Pennsylvania state-chartered banking institution with a mailing address of 99 Bridge Street, Phoenixville, Pennsylvania 19460 ("Bank" ), and amends the Agreement (as defined below) (this "First Amendment"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Bank and Company entered into that certain Private Label Banking Program Agreement, effective as of February 24, 2017 (the "Agreement");

WHEREAS, the Agreement sets forth each Party's rights and responsibilities with respect to developing, marketing, and offering the Program; and

WHEREAS, Bank and Company desire to enter into this First Amendment to amend certain terms and conditions of the Agreement as set forth below.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	AMENDMENTS TO THE AGREEMENT

1.1    Section l of the Agreement is hereby amended by deleting the definition of "T-Mobile Financial Services" in its entirety and replacing it with the following definition:

"T-Mobile Financial Services" means the products and services described in Exhibit D, the features and functionality set forth on Exhibit F, and the additional features, functionality, and support set forth on Exhibit F.

1.2    Section l of the Agreement is hereby further amended by adding the following new defined terms:

[***] has the meaning ascribed to such term in Section 8.1(h) of this Agreement.

[***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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"Enhancements" has the meaning ascribed to such term in Section 11(e) of Exhibit D to this Agreement.

"Error" has the meaning ascribed to such term in Section 11(f)(ii)(6) of Exhibit D to this Agreement.

"Maintenance Window" has the meaning ascribed to such term in Section 11(f)(ii)(5).

"Program Solution" has the meaning ascribed to such term in Section 11(a) of Exhibit Dto this Agreement.

"Program Solution Specifications" has the meaning ascribed to such term in Section
11(b) of Exhibit D to this Agreement.

"Program Solution Warranty Period " has the meaning ascribed to such term in Section 11(c) of Exhibit D to this Agreement.

[***]

[***]

"Statement of Work" has the meaning ascribed to such term in Section 11(a) of Exhibit D to this Agreement.

"Support Services" has the meaning ascribed to such term in Section 11(f)(ii)(2) of Exhibit D to this Agreement.

"Technical Improvements" has the meaning ascribed to such term in Section 11(d) of Exhibit D to this Agreement.

[***]

1.3	Section 6.1 of the Agreement is hereby amended and restated as follows:

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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"6.1 Bank shall administer the Program and provide the T-Mobile Financial Services in accordance with this Agreement (including, for the avoidance of doubt, Exhibit D). Bank shall use best efforts to cause [***], in each case, in accordance with this Agreement. The Parties acknowledge that the offering of the Program [***] is subject to regulatory approval, provided, that Bank shall use best efforts to obtain such regulatory approval."

1.4    Section 8.l(h) of the Agreement is hereby amended by adding, at the end thereof, the following provision:

"Without limiting the generality of this Section 8.l(h), Bank agrees that it will cause [***] to provide certain services in connection with the Program (such services, collectively, the [***] as Bank' s third -party service provider. Bank further agrees that it will use best efforts to manage and monitor [***] in a manner that ensures [***] provides the [***] in accordance with this Agreement as if Bank were providing such [***]; provided, that Bank shall be liable for [***] failure to provide the [***] as described herein only to the extent Bank fails to use best efforts to manage and monitor [***] in a manner that ensures [***] provides the [***] in accordance with this Agreement. Except as otherwise agreed in writing by Company or as required in a Supervisory Objection, Bank shall not terminate its relationship with [***]; provided, that (i) if Bank terminates its relationship with [***] in accordance with this Section 8.l(h), Bank shall identify and enter into an agreement with a successor service provider prior to terminating its relationship with [***] and shall cause such successor service provider to (A) provide the [***] in accordance with this Agreement as if Bank were performing such [***] and (B) provide such [***] in a manner that causes no material disruption to the Program, and (ii) Bank's right to terminate its relationship with [***] as required in a Supervisory Objection shall be subject to Bank's obligations set forth in Section 8. l(n)."

1.5	The Agreement is hereby amended by adding [***] to Schedule
8.1(h).

1.6	Section 9.2 of the Agreement is hereby amended and restated as follows:

“9.2    Implementation Fee; Project Cost-Sharing.

(a)    Company agrees to pay a fee in the amount of [***] Bank for the development, design, creation, and implementation of the Program (the "Implementation Fee"). The Implementation Fee shall be paid [***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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[***] no later than thirty (30) days following Company's receipt of an invoice from Bank. The Parties acknowledge and agree that Company already has made [***] payment referenced in Section 9.2(a)(i).

(b)    In connection with Bank's provision of the additional features, functionality, and support set forth on Exhibit F [***], and T-Mobilespecific business integration and logic support):

(i)    Company agrees to pay to Bank [***] later than thirty (30) days following Company's receipt of an invoice from Bank.

(ii)    Company agrees to pay to Bank [***] the amounts set forth on Exhibit B within ninety (90) days following the first calendar day of each calendar year during the Term following the launch of the Program for commercial use in the United States.

(c)    Company agrees to share certain costs with Bank in an amount up to [***] subject to and in accordance with the terms and conditions set forth on Schedule 9.2."

1.7    The Agreement is hereby amended by inserting, after Schedule 8.l(h), the new Schedule 9.2 set forth on Attachment A hereto.

1.8	Section 10.2(b) of the Agreement is hereby amended and restated as follows:

"(b) Durbin Exemption. In addition to any other termination right under this Agreement, either of Company or Bank may terminate this Agreement in accordance with this Section 10.2(b) if Bank no longer qualifies for the Durbin Exemption and fails to consummate a transaction and assign this Agreement to a Durbin-Exempt Bank as contemplated by and in accordance with Section 8.1(1) and Section 15.12, respectively; provided, that (i) neither Patty may exercise its right to terminate this Agreement pursuant to this Section 10.2(b) prior to July 1, 2019, (ii) if either Patty exercises its right to terminate this Agreement pursuant to this Section 10.2(b), such Party shall notify the other Party in writing no later than thirty (30) days following the date on which Bank becomes subject to the Interchange Fee Limits of such Patty's decision to terminate this Agreement, and (iii) notwithstanding anything to the contrary in this Agreement (including either Patty's decision to terminate this Agreement pursuant to this Section 10.2(b)), Bank shall perform its obligations under this Agreement in accordance with the terms of this Agreement through July 1, 2020 (the "Modified Transition Assistance Period"). For the avoidance of doubt, in the event of the termination of this Agreement pursuant to this Section 10.2(b), Company shall have the right to the Sale Option."

1.9    Section 10.4(a) of the Agreement is hereby amended by deleting the first sentence in its entirety and replacing it with the following new sentence:

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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"Upon expiration or termination of this Agreement for any reason, except for a Supervisory Objection that directs Bank to terminate this Agreement, upon Company's written request, Bank shall continue to perform its obligations under this Agreement for a period that does not exceed eighteen (18) months (the "Transition Assistance Period"); provided, that, notwithstanding anything to the contrary herein, (i) if Company elects to accept the Sale Option, the duration of the Transition Assistance Period shall be eighteen (18) months, and (ii) if the Transition Assistance Period continues for more than twelve (12) months following the expiration or termination of this Agreement, the BankMobile Lab and Backoffice Services fee shall be reduced from [***] per month for the remainder of the Transition Assistance Period."

1.10    Section 10.6 of the Agreement is hereby amended by replacing the reference to the "Termination Assistance Period" with a reference to the "Transition Assistance Period."

1.11    Section 11.4 of the Agreement is hereby amended by (i) adding "and Bank Privacy Policies" to the heading, and (ii) adding the following new provision at the end thereof:

"Bank will maintain for the duration of the Term a privacy policy that completely and accurately discloses to consumers the information Bank will provide to Company in connection with the Program, which privacy policy may change from time to time. Bank agrees to update its privacy policy prior to the launch of the Beta Version, as necessary, to comply with this Section 11.4. "

1.12    Exhibit B to the Agreement is hereby amended by (i) deleting the " BankMobile Lab and Backoffice Services" row and replacing it with the new "BankMobile Lab and Backoffice Services" row set forth on Attachment B hereto, and (ii) amending and restating the "Card Production" section of Exhibit B as set forth on Attachment B hereto.

1.13    Exhibit D to the Agreement is hereby amended by (i) renumbering Section 11 thereof to Sect ion 12 and (ii) inserting the new Section 11 se t forth on Attachment C hereto.

1.14    Exhibit F to the Agreement is hereby amended by deleting Exhibit F in its entirety and replacing it with the new Exhibit F set forth on Attachment D hereto.

1.15    Section 7(c) of Exhibit D to the Agreement is hereby amended by inserting the following new Section 7(c)(v):

"(v) [***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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[***]

IN WITNESS WHEREOF, this Agreement is executed by the Parties' authorized officers or representatives and shall be effective as of the date first above-written.

T-MOBILE USA, INC. (COMPANY)		CUSTOMERS BANK (CUBI)

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:		Date:	10/10/2017

APPROVED AS TO FORM
/s/ [***]
T-MOBILE LEGAL

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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ATTACHMENT A TO THE FIRST AMENDMENT

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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SCHEDULE 9.2

Release	Amount of Payment	Bank's Minimum Requirements	Date on which Bank Must Satisfy Minimum Requirements	Payment Terms
Test 0.4	[***]
To be eligible to receive a payment in the amount set forth in the second column, Bank must satisfy the following minimum requirements:
•    [***]
•    [***]
•    [***]
•    [***]
•    [***]
•    [***]
•    [***]
•    [***]
•    [***] integration in a test environment
[***]
Company will make a payment in the amount set forth in the second column following
Bank's satisfaction of
the minimum
requirements in accordance with the terms hereof. If Bank fails to satisfy the minimum requirements by [***], then the amount of payment set forth in the second column will be [***]. If Bank fails to satisfy the minimum requirements by [***], then Bank
[***] the second column. Notwithstanding the immediately preceding sentence, (i) if Bank's failure to satisfy the

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Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Release	Amount of Payment	Bank’s Minimum Requirement	Date on which Bank Must Satisfy Minimum Requirements	Payment Terms

minimum requirements by [***], is caused solely by Company's failure to perform a material obligation mutually agreed to by the Parties in writing during the weekly steering
meetings for the
Program, Company will be responsible for
making a payment in the amount owed to Bank as of the date the Bank would have met the minimum requirements but for Company's failure to perform the material obligation mutually agreed to by the Parties in writing during the weekly steering meetings for the Program, and (ii) if
Bank fails to satisfy the minimum requirements by [***], but satisfies the minimum requirements for the

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Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Release	Amount of Payment	Bank's Minimum Requirements	Date on which Bank Must Satisfy Minimum Requirements	Payment Terms

Test 0.4 release and the Beta 1.1 release no later than [***], then Bank will be entitled to a payment in the amount set forth in the second column for the Test 0.4 release or the balance of the amount set forth in the second column if the payment previously was reduced by [***] in accordance with the terms hereof, as applicable.

Beta 1.1	[***]
To be eligible to receive a payment in an amount set forth in the second column, Bank must satisfy the minimum requirements applicable to the Test 0.4 release, in addition to the following additional requirements:
•    [***]
•    [***] integration in a
December 15, 2017
Company will make a payment in the amount set forth in the second column following Bank's satisfaction of the minimum requirements in accordance with the terms hereof. If Bank fails to satisfy the minimum requirements by [***],

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Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Release	Amount of Payment	Bank’s Minimum Requirement	Date on which Bank Must Satisfy Minimum Requirements	Payment Terms
production environment • [***] • [***] features, as available then the amount of payment set forth in the second column will be [***]. If Bank fails to satisfy the minimum requirements by [***], then Bank [***] second column.
Notwithstanding the immediately preceding sentence, (i) if Bank's failure to satisfy the minimum requirements by [***], is caused solely by Company's failure to perform a material obligation mutually agreed to by the Parties
in writing during the weekly steering
meetings for the
Program, Company will
be responsible for
making a payment in the amount owed to Bank as

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Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Release	Amount of Payment	Bank's Minimum Requirements	Date on which Bank Must Satisfy Minimum Requirements	Payment Terms

of the date the Bank would have met the minimum requirements but for Company's failure to perform the material obligation mutually agreed to by the Parties in writing during the weekly steering meetings for the Program, and (ii) if Bank fails to satisfy the minimum requirements by [***], but satisfies the minimum requirements for the Beta 1.1 release and the National Launch 1.2 release no later than [***], then Bank will be entitled to a payment in the amount set forth in the second column for the Beta 1.1 release or the balance of the amount set forth in the second column [***] in accordance

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Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Release	Amount of Payment	Bank's Minimum Requirements	Date on which Bank Must Satisfy Minimum Requirements	Payment Terms
with the terms hereof, as applicable.
National Launch 1.2	[***]
To be eligible to receive
a payment in an amount set forth in the second column, Bank must launch all products and services set forth in the Agreement (including, for the avoidance of doubt, as described in Exhibit D), all features and functionality set forth on Exhibit F, and
all additional features, functionality, and
support set forth on Exhibit F.
[***]
If Bank fails to satisfy
the minimum requirements by
[***], then Bank shall not be
entitled to any payment. Notwithstanding the foregoing, (i) the date on which Bank must satisfy the minimum requirements shall be extended until [***], upon Bank's written request to Company for such an extension; provided, that Bank shall not be entitled to such an extension if Bank fails
to request such an extension in writing by [***]; and
(ii) if Bank's failure to satisfy the minimum requirements by
[***], is caused solely by Company's failure to

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Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Release	Amount of Payment	Bank's Minimum Requirements	Date on which Bank Must Satisfy Minimum Requirements	Payment Terms

perform a material obligation mutually agreed to by the Parties in writing during the weekly steering meetings for the Program, Company will be responsible for making a payment in the amount owed to Bank as of the date the Bank would have met the minimum requirements but for Company's failure to perform the material obligation mutually agreed to by the Parties in writing during the weekly steering meetings for the Program.

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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ATTACHMENT B TO THE FIRST AMENDMENT

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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[***]	[***]	[***]	[***]

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Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Card Production
[***]	[***]	[***]	Additional customization available on a quoted basis
[***]	[***]	[***]	Additional customization available on a quoted basis
[***]	[***]	[***]	[***]
[***]	[***]	[***]	Digital Wallet

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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ATTACHMENT C TO THE FIRST AMENDMENT

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11.	Delivery and Acceptance of Program Solutions.

(a)    Delivery. Company may inquire about the quality and progress of any deliverable contemplated in the Agreement or in any statement of work between the Patties, including, for the avoidance of doubt, the Digital Banking Platform and the Mobile Application (each such deliverable, a "Program Solution," and each such statement of work, a "Statement of Work") at any time and may inspect any such Program Solution upon reasonable notice to Bank. Bank will deliver any Program Solution either electronically or to a destination designated by Company. For the avoidance of doubt, Bank shall be under no obligation to disclose its source code for any such Program Solution to Company.

(b)    Acceptance of Program Solutions.    Except as otherwise provided in the Agreement (including in Section 10(e) of this Exhibit D), each Program Solution will be subject to the acceptance periods set forth in this Section 11. Except as otherwise provided in the Agreement (including in Section 10(e) of this Exhibit D), Company will have [***] following the delivery of any Program Solution to evaluate such Program Solution and to submit a written notice of acceptance or rejection of such Program Solution to Bank. The Parties may mutually agree to a longer time period for Company's review and acceptance or rejection of any Program Solution. Company may reject any Program Solution or any portion thereof if such Program Solution or such portion thereof does not conform to the specifications, technical requirements, and other requirements of Company (collectively, the "Program Solution Specifications") applicable to such Program Solution; provided, that Company shall specify in reasonable detail the nature of the nonconformance of such Program Solution. If Company rejects any Program Solution or any portion thereof, Bank shall correct such Program Solution or such portion thereof and shall deliver the updated Program Solution to Company within [***] following Bank's receipt of such rejection notice. If Bank is unable to correct the nonconformance of any Program Solution or any portion thereof and gain Company's acceptance of such Program Solution or portion thereof, then Company may provide notice of rejection of such Program Solution. This process shall be repeated until Company either rejects any Program Solution or notifies Bank in writing of Company' s acceptance of such Program Solution, or until Bank notifies Company that the Program Solution Specifications for such Program Solution will need to be modified in order to achieve acceptance, in which case, if Company agrees in its reasonable discretion to modify the Program Solution Specifications, the process for acceptance of such Program Solution , as modified, will be repeated in accordance with this Section 11(b). Program Solutions provided to Company will not be deemed accepted until Company provides written notice of acceptance of such Program Solutions. For the avoidance of doubt, payment for such Program Solutions prior to acceptance will not constitute acceptance thereof, and is without prejudice to any claims that Company may have against Bank for breach of Bank's obligations under the Agreement or any Statement of Work.

(c)    Warranty.    Bank warrants that, from the date of acceptance of any Program Solution through the Term (the "Program Solution Warranty Period"), such Program Solution shall conform in all material respects with, and perform the functions set forth in, the Program Solution Specifications and shall be free from defects in design, material, and workmanship. If, during the Program Solution Warranty Period, Bank is notified by Company of any such defects in design, material, or workmanship, or of any nonconformity with the Program Solution Specifications, then Bank shall correct the applicable Program Solution, at Bank's expense and

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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at no cost to Company, in accordance with the Response Time, the Workaround Time, and the Resolution Time requirements set forth in Section 11(f) of this Exhibit D. Such correction shall include, without limitation, all material, labor, and services in connection with correcting the applicable Program Solution.

(d)    Maintenance. Throughout the Term, Bank will provide to Company all fixes, patches, and other similar technical improvements to any Program Solution (collectively, "Technical Improvements") at no additional cost to Company. All such Technical Improvements will be subject to the terms of the Agreement. For the avoidance of doubt, Company has no obligation to implement any Technical Improvements unless and until such Technical Improvement s have been accepted by Company pursuant to Section 11(b). Company will not have any obligation to use any Technical Improvements provided by Bank and Bank will not make any changes that result in a degradation to the functionality or performance of any Program Solution without Company ' s prior written consent. Notwithstanding anything to the contrary, Bank may not make material changes that impact the features and/or functionality of any Program Solution without the prior written approval of Company.

(e)    Updates and Upgrades. Bank shall provide to Company, and maintain, the Program Solution s with any and all enhancements, updates, upgrades, and new versions of the Program Solutions (collectively, the "Enhancements") that Bank makes commercially available in the form and format reasonably specified by Company. Such Enhancements shall be deemed to be Program Solutions if such Enhancements are included by Bank as part of the Program Solutions and shall be covered by the Support Services set forth in the Agreement. Company shall have the right to review and approve any Enhancement of any Program Solution before such Enhancement is distributed for commercial use in connection with the Program.

(f)    Service Levels and Support for Program Solutions. The following service level and support requirements shall apply to the Program Solutions and shall supplement the Service Levels set forth in Exhibit C of the Agreement.

(i)    Availability. Bank shall provide the Program Solutions in accordance with the Agreement [***].
(ii)     General Support. Bank shall provide support for the Program Solution as set forth below.
(1)    Bank shall provide all necessary resources to support acceptance testing, troubleshooting, and implementation of the Program Solutions.

(2)    Bank shall provide all support and maintenance services, including technical support services, that are necessary for the Program Solutions to perform in accordance with the Agreement, any Statement of Work, the Program Solution Specifications, and any other applicable technical documents and requirements (collectively, the "Support Services"). Bank shall provide such Support Services [***], in accordance with Response Time, Workaround Time, and Resolution Time requirements set forth below at no additional cost to Company. Bank shall ensure that each of its

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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personnel performing any Support Services are experienced, knowledgeable, and qualified in the use, maintenance, and support of all Program Solutions. Bank will provide contact information for Bank's technical support, including a toll-free telephone number and email addresses, within a reasonable period of time.

In addition to the above contact information, Bank may provide direct numbers and dedicated support and account representatives to Company in writing. Bank may change any of the foregoing contact information from time to time by delivering written notice to Company as soon as reasonably practicable in advance of such change; provided, that at least one number or address is available for each means of contact at all times.

(3)    Bank shall monitor the Program Solutions to ensure that they· are being provided according to the Agreement, any Statement of Work, the Program Solution Specifications, and any other applicable technical documents and requirements.

(4)    Bank promptly shall report all outages, including any performance degradation, to the contact person or email alias identified by Company from time to time.

(5)    Bank may schedule upgrades and maintenance for the Program Solutions at commercially reasonable hours (the "Maintenance Window"); provided, that Bank shall notify Company in writing [***].

(6)    Bank shall communicate to Company immediately any non- scheduled or emergency maintenance that may impact the Program Solutions. Bank's failure to notify Company of a Maintenance Window or an unscheduled or emergency maintenance period that results in any failure of any Program Solution to perform and operate in accordance with the Agreement, any Statement of Work, Program Solution Specifications, and any other technical or other requirements of Company (each, an "Error") that constitutes a Severity Level I or Severity Level 2 (as defined below) condition in a given year will constitute a material breach of the Agreement.

(iii)    Severity Levels. If Bank detects an Error with any Program Solution, or if Company reports an Error with any Program Solution to Bank, such Error will be promptly classified by such Party in accordance with the table below.

Severity Level	Definition
Severity Level I	An emergency condition which makes the use or continued use of any one or more critical functions of any Program Solution impossible or severely impacts a majority of users.
Severity Level 2	Any condition lasting longer [***] which makes the use or continued use of any one or more functions of any Program Solution difficult and which Company cannot

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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reasonably circumvent or avoid on a temporary basis without the expenditure of significant time or effort.
Severity Level 3
Any limited problem condition which is not critical in that no loss of data occurs and which Company can reasonably circumvent or avoid on a temporary basis without the expenditure of significant time or effort.

Severity Level 4	A minor problem condition or Documentation error which Company can easily circumvent or avoid.

(iv)    The table below sets forth Bank' s Response Time, Workaround Time, and Resolution Time requirements in connection with any Error.

Severity Level	Response Time	Workaround Time	Resolution Time
Severity Level 1	[***]	[***]	[***] or a mutually agreed upon time period
Severity Level 2	[***]	[***]	[***] or a mutually agreed upon time period
Severity Level 3	[***]	[***]	[***] or a mutually agreed upon time period
Severity Level 4	[***]	[***]	[***] or a mutually agreed upon time period

For purposes of this Section 11, the following terms shall have the meanings set forth below:

"Response Time" means the amount of time, from the time Bank becomes aware, or should have become aware, of any Error, in which Bank shall notify or respond to Company, as applicable, via telephone or email to report such Error or to acknowledge receipt of Company's notification to Bank of such Error.
"Workaround Time" means the amount of time, from the time Bank becomes aware, or should have become aware, of any Error, in which Bank shall provide a Workaround for such Error. For purposes of this definition, "Workaround" means a reasonable temporary resolution for any Error.

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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"Resolution Time" means the amount of time, from the time Bank becomes aware, or should have become aware, of any Error, in which Bank shall provide a Resolution for such Error. For purposes of this definition, "Resolution" means a reasonable permanent resolution for any Error.
(v)    Remedies. In the event that Bank fails to meet the Response Time, the Workaround Time, or the Resolution Time requirements set forth above and such failure constitutes a Severity Level I condition, Company shall [***] for each such failure. The Parties acknowledge and agree that Bank's failure to comply with the Response Time, Workaround Time, and Resolution Time requirements set forth herein will cause Company to suffer an injury that is difficult or impossible to accurately estimate, that the amounts set faith in this Section 11(f)(v) are a reasonable estimate, based on the parties' experience in the industry, of the damages Company may incur if Bank fails to comply with such Response Time, Workaround Time, or Resolution Time requirements in a manner that constitutes a Severity Level I condition, and that the amounts set forth in this Section 11(f)(v) constitute liquidated damages and not penalties.

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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ATTACHMENT D TO THE FIRST AMENDMENT

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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EXHIBIT F
FEATURES AND FUNCTIONALITY

Timeframe	Table Stakes	Mobile-First	[***]
Launch Date
Availability:
Bank's mobile application will
available to be delivered within
various mobile application
stores
Account Management:
1. [***]
2. View balance
3. View transaction history
4. [***]
5. View statements
6. View basic account
information [***]
7. Conversational user interface
to guide users through the post-application fulfillment process or for other key messages
8. Running balance
visualization
Money In/Money Out:
1. Debit card
2. [***]
3. [***]
4. [***]

Account Access:
1. [***]
2. [***]
3. [***]
4. Tab-bar based navigation following popular mobile app convention
Activation/Enrollment:
1. Streamlined [***] enrollment [***]
2. [***]
3. Activate new debit cards [***]
Money In/Out:
1. Mobile wallet push
provisioning (virtual or
physical card)
2. [***]
3. [***]
4. [***]
5. [***]
[***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

EXECUTION COPY

5. [***] 6. [***] 7. [***] 8. [***] 9. [***] 10. [***]
6. Universal money movement to handle multiple use cases
Alerts:
1. [***]
2. [***]
3. [***]
4. [***]
5. [***]
6. [***]
7. [***]
8. [***]
9. Access and security alerts
10. [***]
11. [***]
Self Service:
1. Activate debit card
2. [***]
3. [***]
4. Secure messaging center or like contact method
5. Contact us (with preloaded contact information)
6. Update name, address, phone, email
7. Add account nicknames
8. Report lost/stolen cards
9. Suppress paper statements
10. [***]
11. Privacy policy
12. Disclosures

EXECUTION COPY

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

13. Other legal agreements 14. FAQs
*These features are excluded from the exclusivity requirements in Section 15.4(b).

ADDITIONAL FEATURES, FUNCTIONALITY, AND SUPPORT

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Feature Name	Functional Scope	Non-Functional Scope	Out of Scope
[***]	[***]	[***]	[***]
[***] Fully Automated [***] Support
•    Promoting for automatic [***] in the right situations
•    UI/UX for walking customers through an automated [***] change via [***]
•    UI/UX for providing customer status or handling exceptions with incomplete automated
      [***] setups
•    Internal usage reports and [***]

•    [***]
•    Assessment of the [***]
•    [***] back-end API
      integration and maturing a vendor
      on new APIs
•    Storage and state management of [***] status
•    Ongoing back-office
      administration, contracting, and
      setup
•    Compliance, risk, fraud, and
      information security governance
• All [***] services that are not [***] related • Outbound [***] services • [***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

[***]	[***]	[***]	[***]
[***] and Business Logic Support
•    Consume and interpret [***] and [***] data objects "as-is,"
without any context to [***] or other [***]/Bank business integration concerns
•    Store the [***] data object, including [***], for multiple downstream processes, including [***]
and [***]
•    Detect [***] change events, [***]
eligibility, and fulfill eligibility with an extensible solution to add additional [***] premiums in the future with minimal change

•    A [***] program will be written that must interpret [***] data objects with [***] business logic, before sending it into a standard Bank [***] premiums engine.
•    (Note: This does not include
Bank's build out of a [***] engine)
•    Functional design, technical design, development, testing, performance testing, compliance, risk and information security governance
• Additional business logic complexity to interpret [***] data above and beyond the sample attributes provided to Bank by [***]. • End-to-end business process analysis for data integration requirements